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                                                                    EXHIBIT 10.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 29th day of May, 2001, among BELK, INC. (the "Borrower"), WACHOVIA BANK, N.A. (the "Bank") and the undersigned Guarantors.

                                   Background:

                  The Borrower and the Bank have entered into a Credit Agreement dated as of May 30, 2000 (the "Credit Agreement", which term shall include all subsequent amendments, extensions and modifications thereto).

                  The Borrower and the Bank wish to amend the Credit Agreement in certain respects as hereinafter provided.

                  The obligations of the Borrower under the Credit Agreement were guaranteed by the Guarantors pursuant to Guaranty Agreements dated May 30, 2000. The Guarantors join herein to consent to the amendments contained herein.

                  NOW, THEREFORE, the Borrower and the Bank agree as follows:

                  SECTION 1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

                  SECTION 2. Amendments to Credit Agreement.

                  SECTION 2.1 Amendment to Definition of Leverage Ratio. The definition of the term "Leverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following definition substituted therefor:

                           "LEVERAGE RATIO" MEANS AS TO ANY PERSON AS OF THE LAST DAY OF ANY FISCAL QUARTER, THE RATIO OF (I) THE SUM OF FUNDED DEBT AS OF SUCH DATE PLUS ALL OBLIGATIONS OF SUCH PERSON AS LESSEE UNDER LEASES THAT ARE OR ARE REQUIRED TO BE, IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, RECORDED AS CAPITAL LEASES AS OF SUCH DATE TO (II) EBITDA FOR THE PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS THEN ENDING.

                  SECTION 2.2 Amendment to Section 2.05. Section 2.05 of the Credit Agreement is hereby amended by deleting the date "May 29, 2001" in the first sentence of Section 2.05 and substituting therefor the date "May 28, 2002."

                  SECTION 2.3 Amendment to Section 2.07 (a). Section 2.07(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:


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                  (a) INTEREST RATE OPTIONS. SUBJECT TO THE PROVISIONS OF THIS
         SECTION 2.07, AT THE ELECTION OF THE BORROWER, THE PRINCIPAL BALANCE OF THE NOTE OR ANY PORTION THEREOF SHALL BEAR INTEREST PER ANNUM AT (I) THE BASE RATE OR (II) THE LIBOR MARKET INDEX RATE PLUS THE APPLICABLE MARGIN OR (III) UNDER THE CIRCUMSTANCES SPECIFIED IN SECTION 3.04 ONLY, THE ALTERNATE RATE. THE BORROWER SHALL SELECT THE RATE OF INTEREST APPLICABLE TO ANY LOAN AT THE TIME A NOTICE OF BORROWING IS GIVEN PURSUANT TO SECTION 2.02 OR AT THE TIME A NOTICE OF CONVERSION/CONTINUATION IS GIVEN PURSUANT TO SECTION 2.08. EACH LOAN OR PORTION THEREOF BEARING INTEREST BASED ON THE BASE RATE SHALL BE A "BASE RATE LOAN," EACH LOAN OR PORTION THEREOF BEARING INTEREST BASED ON THE LIBOR MARKET INDEX RATE SHALL BE A "LIBOR RATE LOAN" AND EACH LOAN OR PORTION THEREOF BEARING INTEREST BASED ON THE ALTERNATE RATE SHALL BE AN "ALTERNATE RATE LOAN." ANY LOAN OR ANY PORTION THEREOF AS TO WHICH THE BORROWER HAS NOT DULY SPECIFIED AN INTEREST RATE AS PROVIDED HEREIN SHALL BE DEEMED A BASE RATE LOAN. THE BORROWER IS DEEMED TO HAVE ELECTED THE LIBOR MARKET INDEX RATE PLUS THE APPLICABLE MARGIN AS THE INTEREST RATE FOR ALL LOANS FUNDED PURSUANT TO SECTION 2.02(C).

                  SECTION 2.4. Addition to Section 2.07. Section 2.07 of the Credit Agreement is hereby amended by adding the following new subsection (e):

                           (e) APPLICABLE MARGIN. "APPLICABLE MARGIN" MEANS:

                                    (i) FOR THE PERIOD COMMENCING ON MAY 29,
         2001 TO AND INCLUDING THE FIRST PERFORMANCE PRICING DETERMINATION DATE, 0.675%; AND

                                    (ii) FROM AND AFTER THE FIRST PERFORMANCE
         PRICING DETERMINATION DATE, FOR EACH LIBOR RATE LOAN, THE PERCENTAGE DETERMINED ON EACH PERFORMANCE PRICING DETERMINATION DATE BY REFERENCE TO THE TABLE SET FORTH BELOW AS TO THE LEVERAGE RATIO FOR THE QUARTERLY OR ANNUAL PERIOD ENDING IMMEDIATELY PRIOR TO SUCH PERFORMANCE PRICING DETERMINATION DATE.

                            LEVERAGE RATIO          APPLICABLE MARGIN
                            --------------          -----------------

                          >   2.25 TO 1.0                 0.75%

                          >   1.50 TO 1.0 BUT            0.675%
                          <   2.25 TO 1.0
                          -

                          <   1.50 TO 1.0                 0.60%
                          -

         IN DETERMINING INTEREST FOR PURPOSES OF THIS SECTION 2.07, THE BORROWER AND THE BANK SHALL REFER TO THE BORROWER'S MOST RECENT CONSOLIDATED QUARTERLY AND ANNUAL (AS THE CASE MAY BE) FINANCIAL STATEMENTS DELIVERED PURSUANT TO SECTION 6.01(A) OR (B), AS THE CASE MAY BE. IF SUCH FINANCIAL STATEMENTS REQUIRE A CHANGE IN INTEREST PURSUANT TO THIS
         SECTION 2.07, THE BORROWER SHALL DELIVER TO THE BANK, ALONG WITH SUCH FINANCIAL STATEMENTS, A NOTICE TO THAT EFFECT, WHICH NOTICE SHALL SET FORTH IN



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         REASONABLE DETAIL THE CALCULATIONS SUPPORTING THE REQUIRED CHANGE. THE
         "PERFORMANCE PRICING DETERMINATION DATE" IS THE DATE WHICH IS 45 DAYS AFTER THE END OF EACH FISCAL QUARTER. ANY SUCH REQUIRED CHANGE IN INTEREST SHALL BECOME EFFECTIVE ON SUCH PERFORMANCE PRICING DETERMINATION DATE, AND SHALL BE IN EFFECT UNTIL THE NEXT PERFORMANCE PRICING DETERMINATION DATE, PROVIDED THAT: (I) CHANGES IN INTEREST SHALL ONLY BE EFFECTIVE FOR INTEREST PERIODS COMMENCING ON OR AFTER THE PERFORMANCE PRICING DETERMINATION DATE; AND (II) INTEREST SHALL NOT BE DECREASED PURSUANT TO THIS SECTION 2.07 IF A DEFAULT IS IN EXISTENCE ON THE PERFORMANCE PRICING DETERMINATION DATE.

                  SECTION 2.5. Addition of Section 2.11. The Credit Agreement is hereby amended by adding the following new Section 2.11:

                            SECTION 2.11. FACILITY FEE. THE BORROWER SHALL PAY TO THE BANK, A FACILITY FEE, CALCULATED ON THE AGGREGATE AMOUNT OF THE COMMITMENT (WITHOUT TAKING INTO ACCOUNT THE AMOUNT OF THE OUTSTANDING LOANS MADE BY BANK), AT THE RATE OF 0.125%, WHICH FACILITY FEE SHALL BE EARNED AS OF MAY 29, 2001. SUCH FACILITY FEE SHALL BE PAYABLE IN INSTALLMENTS ON MAY 29, 2001, SEPTEMBER 1, 2001, DECEMBER 1, 2001 AND MARCH 1, 2002 IN EQUAL PAYMENTS OF $54,687.50; PROVIDED, HOWEVER, IN THE EVENT THE BORROWER REFINANCES THE BANK'S COMMITMENT IN A TRANSACTION NOT STRUCTURED AND/OR ARRANGED BY THE BANK, THE BORROWER SHALL PAY TO THE BANK ANY UNPAID INSTALLMENTS OF THE FACILITY FEE ON THE DATE THE COMMITMENT IS SO REFINANCED, AND, PROVIDED, FURTHER, IN THE EVENT THE BANK ELECTS TO ACCELERATE THE OBLIGATIONS OF THE BORROWER HEREUNDER UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, ANY UNPAID BALANCE OF THE FACILITY FEE SHALL IMMEDIATELY BE DUE AND PAYABLE IN FULL.

                  SECTION 2.6. Amendment of Section 6.11. The Credit Agreement is hereby amended by modifying the parenthetical in the first sentence of
Section 6.11 to read as follows:

         (EXCLUDING ANY SUBSIDIARY OPERATING AS AN INSURANCE OR BANKING ENTITY AND EXCLUDING BELK GIFT COMPANY LLC SO LONG AS BELK GIFT COMPANY LLC HAS AGGREGATE ASSETS NOT EXCEEDING $100,000 IN VALUE)

                  SECTION 2.7 Amendment of Section 6.27. Section 6.27 of the Credit Agreement is amended by deleting the amount "$650,000,000" and substituting therefor the amount "$735,250,000."

                  SECTION 3. Consent of Guarantors. Each of the Guarantors hereby consents to the amendments set forth above.

                  SECTION 4. No Other Amendment. Except for the amendment set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single instrument and any reference to the "Agreement" or any other defined term for the Credit Agreement in the Credit



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Agreement, the Loan Documents or any certificate, instrument or other document delivered pursuant thereto shall mean the Credit Agreement as amended hereby and as it may be amended, supplemented or otherwise modified hereafter. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, the Guaranty Agreements or any of the other Loan Documents nor affect nor impair any rights, powers or remedies under the Credit Agreement, as hereby amended, the Guaranty Agreements or any of the other Loan Documents. The Bank does hereby reserve all of its rights and remedies against the Guarantors and all other parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as hereby amended, and the other Loan Documents, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect. The Guarantors hereby promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty Agreements and the other Loan Documents to which any of them is a party, the Guaranty Agreements and the other Loan Documents being hereby ratified and affirmed. Each Guarantor hereby agrees that the Guaranty Agreements and other Loan Documents to which it is a party are in full force and effect.

                  SECTION 5. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants in favor of the Bank as follows:

                  (a) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof;

                  (b) The Borrower and each Guarantor has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and of the Guarantors and each of this Amendment, and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms and the Guaranty Agreements and other Loan Documents to which each Guarantor is a party constitute the legal, valid and binding obligation of each Guarantor, enforceable against it in accordance with its terms; and

                  (d) The execution and delivery of this Amendment and the Borrower's performance hereunder and under the Credit Agreement as amended hereby, and the execution and delivery of this Amendment by each Guarantor, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor other than those which have already been obtained or given, nor be in contravention of or in conflict with the Articles of Incorporation or Bylaws or Articles of Organization or Operating Agreement of the Borrower or any Guarantor, or the provision of



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any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which its assets or properties are or may become bound.

                  SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                  SECTION 7. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of North Carolina with respect to agreements made and to be performed wholly in the State of North Carolina and shall be construed, interpreted, performed and enforced in accordance therewith.

                  SECTION 8. Effective Date. This Amendment shall be effective as of the date first set forth above. The Borrower shall pay all out of pocket fees and expenses of the Bank in connection with this Amendment including, without limitation, the reasonable fees and expenses of counsel for the Bank.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                           BORROWER:

Attest:                                    BELK, INC.

/s/ Luther T. Moore                        By: /s/ John M. Belk
--------------------                           ----------------
Its: Asst. Secretary                       Its: Chairman
     ---------------                            ---------------

[CORPORATE SEAL]
                                           GUARANTORS:

                                           BELK-SIMPSON COMPANY, GREENVILLE,
                                           SOUTH CAROLINA
ATTEST:

/s/ Luther T. Moore                        By: /s/ John M. Belk
--------------------                           ----------------
Its: Asst. Secretary                       Its: Chairman
     ---------------                            ---------------

[CORPORATE SEAL]



                                           BELK STORES SERVICES, INC.
ATTEST:

/s/ Luther T. Moore                        By: /s/ John M. Belk
--------------------                           ----------------
Its: Asst. Secretary                       Its: Chairman
     ---------------                            ---------------

[CORPORATE SEAL]




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                                           THE BELK CENTER, INC.
ATTEST:

/s/ Luther T. Moore                        By: /s/ John M. Belk
--------------------                           ----------------
Its: Asst. Secretary                       Its: Chairman
     ---------------                            ---------------

[CORPORATE SEAL]


                                           BELK ADMINISTRATION COMPANY

ATTEST:

/s/ Luther T. Moore                        By: /s/ John M. Belk
--------------------                           ----------------
Its: Asst. Secretary                       Its: Chairman
     ---------------                            ---------------

[CORPORATE SEAL]


                                           BELK INTERNATIONAL, INC.

ATTEST:

/s/ Luther T. Moore                        By: /s/ John M. Belk
--------------------                           ----------------
Its: Asst. Secretary                       Its: Chairman
     ---------------                            ---------------

[CORPORATE SEAL]


                                           UNITED ELECTRONIC SERVICES, INC.

ATTEST:

/s/ Luther T. Moore                        By: /s/ John M. Belk
--------------------                           ----------------
Its: Asst. Secretary                       Its: Chairman
     ---------------                            ---------------

[CORPORATE SEAL]

                                           BELK STORES OF VIRGINIA LLC


                                           By: /s/ John M. Belk
                                               ----------------
                                           Its: Chairman
                                                ---------------



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                                           BELK ACCOUNTS RECEIVABLE LLC


                                           By: /s/ John M. Belk
                                               ----------------
                                           Its: Chairman
                                                ---------------


                                           BANK:

                                           WACHOVIA BANK, N.A.

                                           By: /s/ John C. Muller, Jr.
                                               ------------------------
                                           Its: Senior Vice President
                                                -----------------------



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